Net Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Schedule of Earnings Per Share, Basic and Diluted
The following is a summary of the basic and diluted net loss per share computation for the years ended December 31, 2013, 2012 and 2011 (amounts in thousands, expect for shares and per share data):

	Year Ended December 31,
	2013	2012	2011
Net loss from continuing operations attributable to stockholders	$(474,721)	$(41,237)	$(3,883)
Net income (loss) from discontinued operations attributable to common stockholders	(19)	(699)	(816)
Net loss attributable to common stockholders	(474,740)	(41,936)	(4,699)
Less: dividends declared on preferred shares and RSUs	(3,631)	(368)	—
Net loss attributable to common stockholders, net of dividends on preferred securities and RSUS	$(478,371)	$(42,304)	$(4,699)

Weighted-average common shares outstanding (1)	205,341,431	103,306,366	3,720,351
Basic and diluted net loss per share from continuing operations attributable to common stockholders	$(2.33)	$(0.40)	$(1.04)
Basic and diluted net loss per share from discontinued operations attributable to common stockholders	$(0.00)	$(0.01)	$(0.22)
Basic and diluted net loss per share attributable to common stockholders	$(2.33)	$(0.41)	$(1.26)
_______________________________________________
(1) Weighted-average shares for the year ended December 31, 2013 are adjusted on a pro forma basis as if the purchase of 27.7 million shares of ARCT III common stock for cash, purchased in conjunction with the ARCT III Merger, had been completed at the beginning of the period. Weighted-average shares for the year ended December 31, 2013, excluding this pro forma adjustment, were 209,635,002 and net loss was $2.28 per share, basic and diluted.